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                                                                   Exhibit 10.12

                            OFFICE LEASE AGREEMENT

     By this Office Lease Agreement (the "Lease") Lessor hereby agrees to lease to Lessee and Lessee agrees to lease from Lessor, upon the terms and conditions herein contained, the premises described below, and Lessor and Lessee, in consideration of the mutual covenants and agreements herein and other good and valuable consideration, agree as follows:

ARTICLE 1. PARTIES
------------------

     The parties to this agreement are:

     1.1. Gwynedd Office Park Associates, L.P., as Lessor herein.

     1.2. EST Corporation, a Massachusetts corporation as Lessee herein.

ARTICLE 2. LEASED PREMISES
--------------------------

     Suite number 101, comprising approximately 261 square feet of net rentable space, on the first floor of the Building located at 768 North Bethlehem Pike, and more particularly described in Exhibit A attached hereto and hereinafter
called the Leased Premises.   A floor plan of the Leased Premises is attached
hereto as Exhibit B.

ARTICLE 3. TERM
---------------

     3.1. The primary term of this Lease shall be for twelve (12) months commencing on the sooner of the date that Landlord receives a Use and Occupancy Permit from Lower Gwynedd Township or February 1, 1999 (the "Commencement Date") and terminating on January 31, 2000 (the "Termination Date") unless terminated earlier by a provision of this Lease. Lessee agrees to give written notice to Lessor of intent to vacate the Premises at least ninety (90) days prior to the Termination Date. Failure by Lessee to give such notice shall, at Lessor's sole option, extend the term of the Lease, in accordance with Article 47 herein.

     3.2. Notwithstanding the term dates, if Lessor, cannot deliver possession of the Leased Premises to Lessee on the above date, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting there from. The primary term of this Lease shall be extended by the length of such delay, and there shall be an abatement of rent covering the period between the beginning of the term and the date that Lessor does actually deliver possession. In any event upon occupancy Lessee shall execute and deliver to Lessor, the Acknowledgment of Lease Commencement attached as Exhibit D acknowledging possession of the Leased Premises. If Lessee fails to deliver such Acknowledgment within fifteen (15) days of occupancy, this Lease shall at the sole option of Lessor, be effective on the
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commencement date in 3.1 hereof. If Lessee shall occupy the Leased Premises prior to the commencement of the term specified above, Rent shall be paid at the rate for the term.

ARTICLE 4. RENT
---------------

     4.1. Lessee agrees to pay to Lessor without deduction or offset the following sums monthly, from the Commencement Date and continuing throughout the original lease term, in advance on the first day of each and every calendar month. These amounts will be known as the "Base Rent" and are as follows:

                                  Rental Rate Per     Annual       Monthly
                                  ---------------     ------       -------
    Year           Dates            Square Foot        Rent          Rent
    ----           -----            -----------        ----          ----

      1       2/1/99 - 1/31/00         $16.00        $4,176.00     $348.00

     4.2. Lessee shall deposit the sum of $348.00 with Lessor as security (the "Security Deposit") for the full and faithful performance by Lessee of the terms and conditions of this Lease, to be delivered to Lessor with the execution of this Lease. Additional terms of the Security Deposit are contained in Article 7.

ARTICLE 5. RENTAL ESCALATION AFTER OCCUPANCY
--------------------------------------------

     Intentionally deleted.

ARTICLE 6. LATE CHARGES AND RETURNED CHECK
------------------------------------------

     6.1. In the event any installment of rent or any other sums which become owing by Lessee to Lessor under the provisions of this lease are not received within five (5) days after the due date thereof (without in any way implying Lessor's consent to such late payment), Lessee, to the extent permitted by law, agrees to pay, in addition to the rent installment or such other sum owed, a late payment charge equal to ten percent (10%), which late charge shall constitute liquidated damages and shall be for the purpose of reimbursing Lessor for the additional costs and expenses which Lessor presently expects to incur in connection with the handling and processing of late payments hereunder. Lessor and Lessee expressly covenant and agree that in the event of any such late payment(s) by Lessee, the damages so resulting to Lessor will be difficult to ascertain precisely, and that the foregoing charge constitutes a reasonable and good faith estimate by the parties of the extent of such damages. Such late payment charges are due immediately when incurred.

     6.2. Lessee shall pay all applicable bank charges incurred by Lessor plus $25.00 for each returned check. Payment of any kind received by Lessor on behalf of Lessee shall be applied first to non-rent items, then to rent, regardless of notations on check. Lessee's right to possession and all of Lessor's obligations

                                      -2-
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hereunder are expressly contingent on the prompt payment of rent and other amounts, and the use of the premises is obtained only on the condition that rent and other amounts are paid on time. Payment of rent by Lessee shall be an independent covenant. In the event Lessee has not timely paid rentals and other sums due on two or more occasions, or in the event of a returned check for any reason, Lessor may thereafter require that all rent and other sums due be paid by cashier's check, or money order, without prior notice.

ARTICLE 7. SECURITY DEPOSIT
---------------------------

     7.1. The Security Deposit, as described in Section 4.2, shall be held by Lessor without liability for interest and as security for the performance by Lessee of Lessee's obligations under this Lease. It is expressly understood that such deposit shall not be considered an advance payment of rent or a measure of Lessor's damages in case of default by Lessee.

     7.2. Upon the occurrence of any event of default by Lessee, Lessor may, without notice and without terminating this lease and without prejudice to any other remedy, use such deposit to the extent necessary to make good any arrearage of rent and any other damage, injury, expense or liability caused to Lessor by such event of default.

     7.3. Following any such application of the Security Deposit, Lessee shall pay to Lessor, on demand, the amount so applied, in order to restore the Security Deposit to its original amount, and if Lessee shall fail to do so, such failure shall constitute a default under this lease, affording Lessor the same rights and remedies as a default in the payment of rent. If Lessee is not then in default hereunder, any remaining balance of the Security Deposit shall be returned to Lessee within a reasonable period of time after the termination of this lease. If Lessor transfers its interest in the premises during the lease term, Lessor may assign the Security Deposit to the transferee and thereafter Lessor shall have no further liability for the return of the Security Deposit.

ARTICLE 8. LESSOR'S IMPROVEMENTS
--------------------------------

     8.1. Lessee agrees, that the Leased Premises is taken in an "As-Is" condition. Lessor agrees to have the Premises re-keyed prior to Lessee's occupancy of the Premises at Lessor's sole expense. Lessor also agrees to shampoo the carpet and paint the Premises at Lessor's sole cost.

ARTICLE 9. ADDITIONAL IMPROVEMENTS
----------------------------------

     Intentionally deleted.

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ARTICLE 10. USE
---------------

     10.1. The leased premises shall be used and occupied for purposes of general office use, business and commercial use, computer related use including data processing, storage and record retention, and for no other use without Lessor's prior written consent.

     10.2. Lessee, by entry under this lease, acknowledges that it has examined the Leased Premises and accepts them as being in good state of repair and in the condition called for under this Lease.

     10.3. Lessee and Lessor shall, at their own expense, comply promptly with all federal, state, county, municipal, and other laws, statutes, ordinances, rules, regulations, orders, and requirements regulating the use, condition, or occupancy by Lessee of the Leased Premises.

     10.4. Lessee shall not use or permit the use of the Leased Premises in any manner which will tend to create waste or any nuisance or will tend to interfere with, annoy, or disturb Lessor in its management of any lessee, sublessee, or other occupant of the building. Lessee agrees to comply with all reasonable rules and regulations that Lessor may adopt from time to time for the operation, protection, and welfare of the building and garage facilities, and its occupants and visitors. The present rules and regulations are attached as Exhibit C. Any future rules and regulations shall become a part of this Lease upon delivery of a copy to Lessee in accordance with the notice provisions of this Lease.

     10.5. Lessee shall not do or permit to be done anything which would cause Lessor's fire and extended coverage insurance to be canceled or the rate increased. If Lessor's rates are increased because of Lessee's activities, Lessee shall pay the amount of such increase.

ARTICLE 11. ALTERATIONS, ADDITIONS, AND IMPROVEMENTS
----------------------------------------------------

     11.1. Lessee shall not make any alterations, additions, or improvements to the Leased Premises without the prior written consent of Lessor. Consent for nonstructural alterations, additions or improvements shall not be unreasonably withheld by Lessor. The foregoing shall be done only by Lessor's contractors or employees or by third parties approved by Lessor in writing. Lessee shall pay Lessor in advance for any requested alterations, improvements, lock changes, or other modifications which are approved by Lessor. Lessee shall have the right at all times to erect or install furniture and fixtures provided that Lessee complies with all applicable governmental laws, ordinances, and regulations. Lessee shall have the right to remove at the termination of this Lease such items so installed, provided Lessee is not in default; however, Lessee shall, prior to the termination of this lease, repair any damage caused by such removal.

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     11.2.  Lessee may remove its trade fixtures, office supplies, and movable furniture and equipment not attached to the Leased Premises provided: (a) Such removal is made prior to the termination of the Tenn of this Lease; (b) Lessee is not in default of any obligations or covenant under this Lease at the time of such removal; and (c) Lessee promptly repairs all damage caused by such removal prior to the termination of the term of this Lease. All other property at the Leased Premises and any alterations or additions to the Leased Premises (including wall-to-wall carpeting, paneling, or other wall covering) and any other article attached or affixed to the floor, wall, or ceiling of the Leased Premises shall become the property of Lessor at Lessor's option, and shall remain upon and be surrendered with the Leased Premises as a part thereof at the termination of this Lease, Lessee hereby waiving, all rights to any payment or compensation thereof. If, however, Lessor so requests in writing, Lessee shall, prior to termination of this Lease, remove any and all alterations, additions, fixtures, equipment, and property placed or installed by Lessee in the Leased Premises and repair any damages caused by such removal.

     11.3. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished Lessee at the Lease Premises, which claims are or may be secured by any mechanic's or material man's lien against the leased premises or any interest therein.

     11.4. Lessee shall give Lessor not less than ten (10) days' written notice prior to the commencement of any work in or on the Leased Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Leased Premises as provided by law.

ARTICLE 12. TAXES ON LESSEE'S PROPERTY
--------------------------------------

     Lessee shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Lessee in the Leased Premises. If any such taxes for which Lessee is liable are levied or assessed against Lessor or Lessor's property and if Lessor elects to pay the same or if the assessed value of Lessor's property is increased by inclusion of personal property, furniture, or fixtures placed by Lessee in the Leased Premises, and Lessor elects to pay the taxes based on such increase, Lessee shall pay to Lessor upon demand that part of such taxes for which Lessee is primarily liable hereunder.

ARTICLE 13. LESSOR'S LIEN
-------------------------

     Intentionally deleted.

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ARTICLE 14. MAINTENANCE AND SURRENDER
-------------------------------------

     14.1. Except as otherwise hereinafter provided, Lessor shall during the term of this lease provide for the cleaning and maintenance of all common areas of the building. Unless otherwise expressly stipulated herein, Lessor shall not be required to make any improvements or repairs of any kind to the Leased Premises during the term of this lease, except necessary repairs to the walls, roof, structural elements, HVAC and electrical systems of the building in which the Leased Premises are located; provided, however, that if such repairs are necessitated by the acts or omissions of Lessee, its agents, employees, customers, invitees, or visitors, then Lessee shall bear the cost of such repairs.

     14.2. So long as Lessee is not in default hereunder, Lessor shall furnish the Leased Premises during reasonable and usual business hours (which hours shall be from 7:00 a.m. to 7:00 p.m. Monday through Friday, excluding holidays),
              --------     --------
the following services at Lessor's sole expense except as otherwise provided in this lease. Lessee shall have access to the building 24 hours a day, 365 days a year.

            (a) Air-conditioning and heating as reasonably required for comfortable use during usual business hours as described above (subject to federal, state, and local regulations). If Lessee desires to have heating or air conditioning on Saturdays, Sundays and/or legal holidays, Lessee may request such services at least forty-eight hours prior to such date, and Lessor will charge Lessee a cost of $5.00 per hour of "overtime HVAC costs". Whenever machines or equipment which generate unusual heat are used in the Leased Premises and affect temperature otherwise maintained by the building air-conditioning system, Lessor reserves the right to install supplementary air-conditioning units in the Leased Premises and the costs thereof as well as the cost of operation and maintenance thereof shall be paid by Lessee to Lessor simultaneous with Lessor's incurring any such cost or expense.

            (b) Electricity as required for light fixtures installed by Lessor, and electricity as required for incidental office use such as typewriters, personal computers, faxes, calculating machines, and machines of similar low electrical consumption. Lessor has the right to meter and to charge for excessive consumption.

            (c) Hot and cold water for drinking, lavatory, and toilet purposes drawn through fixtures installed by Lessor in public or common areas.

            (d) Janitorial service in and about premises five (5) nights per week, such window washing and wall cleaning as may be reasonably required.

            (e) Automatic passenger elevators for access to and from the Leased Premises, subject to building rules and regulations.

                                      -6-
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            (f)  Draperies or other type of coverings of exterior windows as determined by Lessor, Lessor reserves the right to install, maintain, and operate uniform window coverings in all windows, either exterior or interior.

            (g) Maintenance of lighting fixtures furnished by Lessor and replacement of defective lamps in such fixtures as needed from time to time for efficient operation.

            (h) Daily maintenance service in and about public areas, five (5) days per week, as determined by Lessor.

            (i)  Men's and women's rest rooms on each office floor.

     14.3. If Lessee shall desire any of the services specified in Article 14.2 at any time other than the time herein designated, such service or services shall be supplied to Lessee at Lessor's option and only at the written request of Lessee. Lessee shall pay to Lessor as additional rent, the cost of such service or services immediately upon receipt of a bill therefore.

ARTICLE 15. DAMAGE, DESTRUCTION, AND CONDEMNATION
-------------------------------------------------

     15.1. If the building or the Leased Premises should be totally destroyed by fire, tornado, or other casualty, or if they should be so damaged that rebuilding or repairs cannot reasonably be completed within one hundred twenty
(120) days from the date of the occurrence of the damage, this Lease shall terminate and rent shall be abated for the unexpired portion of this Lease, effective as of the date of said occurrence.

     15.2. If the building or the Leased Premises should be damaged by fire, tornado, or other casualty, and rebuilding or repairs can reasonably be completed within one hundred twenty (120) working days from the date of the occurrence of the damage, this Lease shall not terminate, but Lessor shall, if the casualty has occurred prior to the final four (4) months of the lease term, at its sole cost, option and risk, proceed forthwith to rebuild or repair the Leased Premises to substantially the condition in which they existed prior to such damage. If the Leased Premises are to be rebuilt or repaired and are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be adjusted equitably. In the event that Lessor should fail to complete such rebuilding or repairs within one hundred twenty (120) working days from the date of the occurrence of the damage, Lessee may, at its option, terminate this lease by written notification at such time to Lessor, at which time all rights and obligations hereunder shall cease excepting rental obligations incurred by Lessee prior to the damage to or destruction of the Leased Premises.

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     15.3.  If during the term of this Lease (including any extension or renewal) all or a portion of the Leased Premises should be taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or should be sold to the condemning authority under threat of condemnation, at the option of the Lessor this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective as of the date of the taking of said Leased Premises by the condemning authority. Lessor shall receive the entire award from any such taking, and Lessee shall have no claim thereto, or for the value of any unexpired term of this Lease.

     15.4. Lessor or its officers, agents, and representatives shall have the right to enter into and upon any and all parts of the Leased Premises with prior notice at all reasonable hours (a) to inspect same or clean or make repairs or alterations or additions as Lessor may deem necessary (but without any obligation to do so, except as expressly provided for herein), or (b) to show the Premises to prospective tenants, purchasers, or lenders; and Lessee shall not be entitled to any abatement or reduction of rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction.

ARTICLE 16. INDEMNITY
---------------------

     Each party agrees to indemnify and hold the other harmless against any and all claims, demands, damages, costs, and expenses, including reasonable attorney's fees, arising from the conduct or management of either parties business, from its use of the Leased Premises, from any breach on the part of either party or any conditions of this Lease, or from any act or negligence of either party, its agents, contractors, employees, subtenants, guests, or invitees in or about the Leased Premises.

ARTICLE 17. ASSIGNMENT AND SUBLEASE
-----------------------------------

     17.1. Lessee shall have the right, only with the prior written consent of Lessor not to be unreasonably withheld, to assign this Lease or any interest therein and to sublet the Leased Premises. Approval by Lessor of any sublease or assignment shall not release Lessee from any obligation under this Lease and shall not constitute permission for subsequent subletting or assignment. Sublessee or assignees shall assume and be liable for all of Lessee's obligations under this Lease unless otherwise specified in writing. Default by a sublessee or assignee of the Lessee shall be deemed a default by Lessee. Unless otherwise agreed in writing, no sublease or assignment shall be valid unless (a) a copy of the lease is attached thereto, (b) the sublessee or assignee agrees in writing to be liable for all of Lessee's obligations hereunder, and (c) written approval of the Lessor under this Lease is attached to the sublease or assignment. Lessee hereby agrees that it will not sublease to any other tenant of the Building and that Lessor has no obligation to approve such.

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     17.2.  Lessor is expressly given the right to assign any or all of its interest, rights, or obligations in respect to the Leased Premises and this Lease. Any assignment wherein the assignee assumes Lessor's obligations shall release Lessor of any further obligations under this Lease.

ARTICLE 18. INSURANCE
---------------------

     18.1. Lessor shall, at all times during the term of this Lease, maintain a policy or policies of insurance with the monthly premiums thereon fully paid in advance, issued by and binding upon some solvent insurance company, insuring the building against loss or damage by fire, explosion, or other hazard and contingencies for the full insurable value thereof; provided that Lessor shall not be obligated to insure any furniture, equipment, machinery, goods, or supplies not covered by this Lease which Lessee may bring or obtain upon the Leased Premises, or any additional improvements which Lessee may construct there on. If the annual premiums charged Lessor for such casualty insurance exceed the standard premium rates applicable to the Leased Premises due to the nature of Lessee's use thereof then Lessee shall upon receipt of appropriate premium invoices reimburse Lessor for such increases in such premiums.

     18.2. Lessee shall likewise, at its expense, maintain a policy or policies of comprehensive general liability insurance with the monthly premiums thereof fully paid in advance, issued by and binding upon some solvent insurance company, such insurance to afford minimum protection of not less than Five Hundred Thousand Dollars ($500,000.00) in respect to personal injury or death to any one person, and of not less than Five Hundred Thousand Dollars ($500,000.00) in respect to any one occurrence, and property insurance coverage of not less than Five Hundred Thousand Dollars ($500,000.00) for property damage. Lessee, upon commencement of the Lease term, shall provide Lessor with evidence of such insurance naming Lessor, Lessor's managing agent and any entity holding a mortgage on the property as an additional named insured thereunder.

ARTICLE 19. WAIVER OF SUBROGATION RIGHT
---------------------------------------

     Lessee and Lessor hereby mutually release each other from liability and waive all right of recovery against each other for any loss from perils insured against under their respective fire insurance policies, including any extended coverage and endorsements thereto; provided, however, that this article shall be inapplicable if it would have the effect, but only to the extent it would have the effect, of invalidating any insurance coverage of Lessor or Lessee.

ARTICLE 20. DEFAULT
-------------------

     20.1. The following events shall be deemed to be events of default by Lessee under this lease:

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            (a)  Lessee shall fail to pay any installment of rent within seven
(7) days or any other sum due by Lessee within seven (7) days of the due date;

            (b) Lessee shall fail to comply with any term, provision, or covenant of this lease, other than the payment of rent, and shall not cure that failure within thirty (30) days after written notice thereof to Lessee.

            (c)  Lessee shall make an assignment for the benefit of creditors.

            (d) Lessee shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any state thereof; or Lessee shall be adjudged bankrupt or insolvent in proceedings filed against Lessee thereunder and such petition or adjudication shall not be vacated or set aside or stayed within the time permitted by law.

            (e) A receiver or trustee shall be appointed for all or substantially all of the assets of Lessee and that receivership shall not be terminated or stayed within six (6) months.

            (f) Lessee shall desert or vacate any substantial portion of the Leased Premises with the non-payment of rent without the prior written consent of Lessor.

     20.2. No acceptance of any late rental payments or any other act by Lessor shall be deemed to be a waiver of any default by Lessee. Unless otherwise agreed to by Lessor and expressed in an instrument in writing, at Lessor's sole option, at any time Lessee causes a default in the Lease, the Lease shall thereafter be deemed to remain in default and Lessor may at anytime exercise any remedies available to Lessor as specified herein.

ARTICLE 21. WAIVER OF DEFAULT
-----------------------------

     No waiver by the parties hereto of any default or breach of any term, condition, or covenant of this lease shall be deemed to be waiver of any other or continuing breach of the same or any other term, condition, or covenant contained herein.

ARTICLE 22. REMEDIES
--------------------

     22.1. Upon the occurrence of any event of default specified in Article 20, Lessor shall have the option to pursue any one or more of the following remedies without any further notice or demand whatsoever, not specifically provided for herein:

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            (a)  Terminate this lease, in which event Lessee shall immediately surrender the Leased Premises to Lessor, and if Lessee fails to do so, Lessor may, without prejudice to any other remedy which it may have for possession or arrearages in rent and upon five (5) days prior written notice to Lessee, enter upon and take possession of the Leased Premises and expel or remove Lessee and any other person who may be occupying the premises or any part thereof. This may be done, by self-help if necessary, without being liable for prosecution or any claim of damages for such entrance and expulsion or removal. Lessee agrees to pay to Lessor on demand the amount of all reasonable loss and damage which Lessor may suffer by reason of such termination, whether through inability to relet the premises on satisfactory terms or otherwise.

            (b) Enter upon and take possession of the Leased Premises and expel or remove Lessee and any other person who may be occupying the Leased Premises or any part thereof, by self-help if necessary, without being liable for prosecution or any claim for damages, and if Lessor so elects, relet the Leased Premises on such terms as Lessor shall deem advisable and receive the rent therefrom; and Lessee agrees to pay to Lessor within ten (10) days any deficiency that may arise by reason of such reletting.

            (c) Enter upon the Leased Premises, by self-help if necessary, without being liable for prosecution or any claim for damages therefore, and do whatever Lessee is obligated to do under the terms of this Lease; and Lessee agrees to reimburse Lessor on demand for any expenses which Lessor may incur in thus effecting compliance with Lessee's obligations under this Lease, and Lessee further agrees that Lessor shall not be liable for any damages resulting to Lessee from such action.

            (d) Lessor may, without being liable for prosecution or any claim for damages therefore and upon written notice to Lessee, discontinue furnishing all or any part of the services described in Article 14, and no such discontinuance shall be deemed an eviction or disturbance of Lessee's use of the premises.

            (e) Lessor may enforce any or all of its rights provided in Article 13 hereof.

            (f) The following provisions shall override and control any conflicting provisions of Pennsylvania Property Code, as well as any successor statute governing the right of Lessor to change the door locks of commercial tenants. In the event of the failure or refusal by Lessee to make the timely punctual payment of any rent or other sums payable under this Lease when and as the same shall become due and payable, or in the event of any default of this Lease by Lessee as described in Article 20 above, Lessor is entitled and is hereby authorized, with notice to Lessee whatsoever, to enter upon the Leased Premises by use of master key, a duplicate key or other peaceable means, and to change, alter

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and/or modify the door locks on all entry doors of the Leased Premises, thereby permanently excluding Lessee, and its officers, principals, agents, employees and representatives therefrom.

     In the event the Lessor has either permanently repossessed the Leased Premises pursuant to the foregoing provisions of this Lease, or has terminated the Lease by reason of Lessee's default, Lessor shall not thereafter be obligated to provide Lessee with a key to the Leased Premises at any time, regardless of any amounts subsequently paid by Lessee; provided, however, that in any such instance, during Lessor's normal business hours and at the convenience of Lessor, and upon receipt of written request from Lessee accompanied by such written waivers and releases as the Lessor may require, Lessor will either (at Lessor's option) (1) escort Lessee or its authorized personnel to the Leased Premises to retrieve any personal belongings or other property of Lessee not subject to the Lessor's lien or security interest described in Article 13 hereof. If Lessor elects to exclude Lessee from the Leased Premises without permanently repossessing or terminating pursuant to the foregoing provisions of this Lease, then Lessor shall not be obligated to provide Lessee a key to reenter the Leased Premises until such time as all delinquent rental and other amounts due under this Lease have been paid in full and all other defaults, if any, have been completely cured to Lessor's satisfaction (if such cure occurs prior to any actual permanent repossession or termination), and Lessor has been given assurance reasonably satisfactory to Lessor evidencing Lessee's ability to satisfy its remaining obligations under this Lease. During any such temporary period of exclusion, Lessor will, during Lessor's regular business hours and at Lessor's convenience, upon receipt of written request from Lessee (accompanied by such written waivers and releases as Lessor may reasonably require), escort Lessee or its authorized personnel to the Leased Premises to retrieve personal belongings of Lessee or its employees, and such other property of Lessee as is not subject to the Lessor's lien and security interest described in Article 13. This remedy of Lessor shall be in addition to, and not in lieu of, any of its other remedies set forth in this Lease, or otherwise available to Lessor at law or in equity.

     22.2. No re-entry or taking possession of the Leased Premises by Lessor shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention is given to Lessee. Notwithstanding any such reletting or re-entry to take possession, Lessor may at any time thereafter elect to terminate this Lease for a previous default in the event such default is not cured by Lessee.

     22.3. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Lessor hereunder or of any damages accruing to Lessor by reason of the violation of any of the terms, provisions and covenants herein contained. Lessor's acceptance of rent following an event of default hereunder shall not be construed as Lessor's waiver of such event of default. No waiver by Lessor of any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions, and covenants herein contained. Forbearance by Lessor to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

     22.4. The loss or damage that Lessor may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Lessor following repossession.

     22.5. No act or thing done by Lessor or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and subscribed by Lessor.

ARTICLE 23. RIGHTS AND REMEDIES CUMULATIVE
------------------------------------------

     The rights and remedies provided by this Lease are cumulative and the use of any one right or remedy by either party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance, or otherwise.

ARTICLE 24. MORTGAGES
---------------------

     The rights and interests of Lessee under this Lease and to the leased Premises shall be subject and subordinate to all deeds of trust, mortgages, rent assignments, and other security instruments and to all renewals, modifications, consolidations, replacements and extensions thereof (die "Security Documents") heretofore or hereafter executed by Lessor or any successor in interest of Landlord covering the Premises, the Building, the Land or any parts thereof or interest therein to the same extent as if the Security Documents had been executed, delivered and recorded prior to the execution of this Lease; provided, however, that at the option of the holder or holders of any Security Document, evidenced by written notice to such effect from such holder or holders to Lessee, this Lease shall be superior to the Security Document held by such holder or holders. After the delivery to Lessee of a notice from Lessor that it has entered into one or more Security Documents, then during the term of such Security Documents Lessee shall deliver to the holder or holders of all Security Documents a copy of all notices to Lessor and shall grant to such holder or holders the right to cure all defaults, if any, of Lessor hereunder within the same time period provided in this Lease for curing such defaults by Lessor and, except with the prior written consent of the holder of the Security Documents, shall not (i) amend this Lease, (ii) surrender or terminate this Lease except pursuant to a right to terminate expressly set forth in this Lease, or (iii) pay any Rent or installment thereof more than one month in advance or pay any Rent or installment thereof or other amounts payable hereunder other than in strict accordance with the terms hereof or of the Security Documents. In the event of foreclosure by any lienholder of the building, Lessee shall not have a right to terminate this lease. The provisions of this section shall be self-operative and shall not require further agreement by Lessee however, at the request of Lessor, the holder of any Security Document or the successor in interest of Lessor pursuant to such Security Document (whether by foreclosure or conveyance in lieu of foreclosure or otherwise), Lessee shall execute such further documents (including, without limitation, attornment agreements) as may be required or desirable to evidence and set forth for the benefit of the holder of any Security Documents or such successor in interest pursuant thereto the obligations of Lessee hereunder.

     At any time and from time to time upon not less than 10 days prior notice by Lessor, Lessee shall furnish a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications), and stating whether or not to the best knowledge of Lessee Lessor is in default in the keeping, observance or performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each such default of which Lessee may have knowledge, it being intended that any such statement may be relied upon by any prospective purchasers, tenant, mortgagee or assignee of any mortgage of the Building or Land or of Lessor interest therein.

ARTICLE 24.1 QUIET ENJOYMENT
----------------------------

     If and so long as Lessee pays the prescribed rent and performs or observes all the terms, conditions, covenants and obligations of this required to be performed or observed by it hereunder, Lessee shall at all times during the term have the peaceable and quiet enjoyment, possession, occupancy and use of the Premises without any interference from Lessor or any person or persons claiming the leased Premises by, through or under Lessor, subject to any mortgages, underlying leases or other matters if record to which this Lease is or may become subject.

ARTICLE 25. BROKERAGE
---------------------

     25.1. Lessee warrants that it has had no dealings with any broker or agent (other than Somerset Properties, Inc.) in connection with negotiation or execution of this Lease except as listed below, and Lessee agrees to indemnify Lessor against all costs, expenses, attorney's fees, or other liability or commissions, compensation or charges claimed by any broker or agent claiming same by, through, or under Lessor.

     25.2. Lessee agrees that it will not enter into any agreements, verbal or written, with any third-party broker or agent (other than Lessor or Lessor's employees or agents) in connection with any renewal, renegotiation or expansion of this Lease or a new lease to be entered into for the Leased Premises or any other premises in the Building. Lessee agrees to indemnify Lessor against all costs, expenses, attorney's fees, or other liability or commissions, compensation or other charges claimed by any broker or agent claiming same by, through or under Lessor.

ARTICLE 26. HOLDING OVER
------------------------

     Should Lessee, or any of its successors in interest, hold over the Premises, or any part thereof, after the expiration of the Term of this Lease, unless otherwise agreed in writing, such holding over shall constitute and be construed as tenancy from month to month only, at a rental equal to 150% of the rent (base and cumulative escalation) payable for the last full month of the Term of this lease. The inclusion of the preceding sentence shall not be construed as Lessor's consent for Lessee to hold over.

ARTICLE 27. AMERICANS WITH DISABILITIES ACT OF 1990 ("ADA")
----------------------------------------------------------

     27.1. Notwithstanding anything contained in the Lease to the contrary, Lessor represents that it is currently making good faith efforts to bring the common areas into compliance with the requirements imposed of Title III of the ADA.

     27.2. Lessee represents and covenants that it shall conduct its occupancy and use of the Premises in accordance with the ADA to the extent if any Lessee is required by the ADA to comply (including, but not limited to, modifying its policies, practices and procedures, and providing auxiliary aids and services to disabled persons).

     27.3. If the Lease provides that the Lessee is to complete certain alterations and improvements to the Premises in conjunction with the Lessee taking occupancy of the Premises, Lessee agrees that all such work shall comply with the ADA and, upon request of Lessor, Lessee shall provide Lessor with evidence reasonably satisfactory to Lessor that such work was performed in compliance with the ADA. Furthermore, Lessee covenants and agrees that any and all future alterations or improvements made by Lessee to the Premises shall comply with the ADA.

ARTICLE 28. HAZARDOUS MATERIALS PERMITTED
-----------------------------------------

     Lessee hereby represents that Lessee uses only those Hazardous Materials (as defined below) in the conduct of its business on the Premises. Otherwise, Lessee does not and shall not use or permit the use of the Premises for any purpose relating to the storage and use of Hazardous Materials. Lessee shall not, in any event, generate, manufacture, produce, release, discharge or dispose of on, in or under the Premises or the property of which the Premises are a part (the "Property"), or transport to or from the Premises or the Property, any Hazardous Materials, or allow any other person or entity to do so.

     Lessee shall comply with all local, state or federal laws, ordinances or regulations relating to Hazardous Materials and above ground and underground storage tanks on, in, under or about the Premises.

     Lessee shall promptly notify Lessor should Lessee receive notice of or otherwise become aware of any (i) pending or threatened environmental regulatory action against Lessee, in regards to the leased Premises or the Property; (ii) claims made or threatened by any third party relating to any loss or injury resulting from any Hazardous Material; or (iii) release or discharge or threatened release or discharge of any Hazardous Material in, on, under or about the Premises or the Property.

     Lessee shall promptly deliver copies of any documents relating to any governmental proceeding relating to Hazardous Materials and all engineering reports, test reports and laboratory analyses concerning the Hazardous Materials to Lessor.

     Lessee shall promptly and thoroughly investigate suspected Hazardous Materials contamination of the Premises or the Property or the ground water of the Property, resulting from Lessee's use of the Premises.

     Lessor shall have the right, to require an annual audit of Lessee's operation on the Premises to ensure compliance with environmental laws and regulations. Upon receipt of written notice from Lessor, Lessee shall promptly correct any violations and/or deficiencies cited in the audit.

     If an Event of Default occurs, Lessor, at Lessee's expense, shall have the right to cause to be conducted an investigation of the Premises for Hazardous Materials and Lessee shall forthwith remove, repair, clean up or detoxify any Hazardous Materials from the Premises, the Property, or ground water of the Property resulting from Lessee's use, whether or not such actions are required by law.

     Lessee shall permit Lessor or its agents to inspect the Premises at any reasonable time agrees to fully cooperate with Lessor in determining compliance.

     Lessee shall protect, indemnify an hold harmless Lessor, its directors, officers, employees, agents, successors and assigns from and against any and all loss, damage, cost, expense or liability (including attorney's fees and costs) arising directly or indirectly out of Lessee's use of the Premises, or from the conduct of Lessee's business or attributable to Lessee's failure to comply with this, including without limitation (i) all foreseeable consequential damages; and (ii) the costs of any required or necessary repair, cleanup, or detoxification of the Premises or the Property and the preparation and implementation of any closure, remedial or other plans, required by a governmental agency with jurisdiction for the subject matter.

This indemnity shall survive termination or cancellation of this Lease for any reason.

     "Hazardous Materials" shall mean any flammable explosives, radioactive materials, hazardous wastes, toxic substances or related materials, including, without limitation, any substance defined as or included in the definition of "hazardous substances", "hazardous wastes", hazardous materials", "toxic substances", "contaminants" or "pollutants" under any applicable federal or state laws or regulations.

ARTICLE 29. NOTICES AND ADDRESSES
---------------------------------

     29.1. Whenever written notice is required or permitted under this Lease, such notice shall be in writing and shall be either (a) hand delivered to the party being notified, (b) hand delivered to and left inside such party's mailing address set forth below, (c) hand delivered to and left inside the Leased Premises, or (d) forwarded by certified mail, return receipt requested, postage prepaid, to such party at such party's mailing address. The addresses for Lessor and Lessee shall be as follows:

     LESSOR:                                 LESSEE:
     Gwynedd Office Park Associates, L.P.    EST Corporation
     c/o Somerset Properties, Inc.           120 Royall Street
     768 N. Bethlehem Pike                   Canton, MA 02021
     Suite 203                               Attn:  John Baggott,
     Ambler, PA 19002                        V.P. of Finance
     Attn:  Anthony N. Brady

     29.2. Notice shall be deemed to have been given upon actual delivery or upon the third (3rd) day after mailing from any location within the county where the building is located, whichever is sooner. Notice by non-certified mail shall be sufficient if it is actually received by the addressee or an employee or agent of the addressee. Notice to any one of multiple Lessees shall be considered notice to all. Notice from one of multiple Lessees shall be considered notice to all. Notice from one of multiple Lessees to Lessor shall be considered notice from all Lessees. The term "notice" as used above shall be inclusive of notices, billings, requests and demands. If Lessee moves out of the Leased Premises without leaving with Lessor a written notice of a forwarding address, Lessee's mailing address shall be deemed to be Lessee's last known address as shown by Lessor's records, and such notice shall be deemed received by Lessee when deposited in first class mail.

ARTICLE 30. PARTIES BOUND
--------------------------

     This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns where permitted by this agreement.

ARTICLE 31. PENNSYLVANIA LAW TO APPPLY
--------------------------------------

     This agreement shall be construed under and in accordance with the laws of the State of Pennsylvania, and all obligations of the parties created hereunder are performed in Montgomery County, Pennsylvania.

ARTICLE 32. PRIOR AGREEMENTS SUPERSEDED
---------------------------------------

     This agreement constitutes the sole and only agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties respecting this subject matter.

ARTICLE 33. LEGAL CONSTRUCTION
------------------------------

     In case any one or more of the provisions contained in this agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision thereof and this agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

ARTICLE 34. SHORT FORM LEASE
----------------------------

     Lessee shall, within ten (10) days after request by Lessor, execute a short form lease in recordable form setting forth the essential elements of this Lease Agreement including, but not limited to, the names of' the parties, the term of the lease, and the description of the leased premises.

ARTICLE 35. GENDER
------------------

     Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

ARTICLE 36. FORCE MAJEURE
-------------------------

     Lessor shall not be required to perform any term, condition, or covenant in this lease so long as such performance is delayed or prevented by force majeure circumstance, which shall mean acts of God, labor disputes (whether lawful or not), material or labor shortages, restrictions by any governmental authority, civil riots, floods, and any other cause not reasonably within the control of Lessor and which by the exercise of due diligence Lessor is unable, wholly or in part, to prevent or overcome.

ARTICLE 37. JOINT AND SEVERAL LIABILITY
---------------------------------------

     Intentionally deleted.

     If there be more than one Lessee, the obligations hereunder imposed upon Lessee shall be joint and several. If there be a guarantor of Lessee's obligations hereunder, the obligations hereunder imposed upon Lessee shall be the joint and several obligations of Lessee and such guarantor, and Lessor need not first proceed against the Lessee hereunder before proceeding against such guarantor, nor shall any such guarantor be released from its guaranty for any reason whatsoever, including without limitation, in case of any amendments, waivers, or failure of notice to guarantor.

ARTICLE 38. ATTORNEY'S FEES
---------------------------

     In the event Lessor or Lessee breaches any of the terms of this agreement whereby the party not in fault employs attorneys to protect or enforce its rights hereunder and prevails, then the defaulting party agrees to pay the other party reasonable attorney's fees incurred by the prevailing party.

ARTICLE 39. TIME OF THE ESSENCE
-------------------------------

     It is expressly agreed that time is of the essence in this Lease Agreement; and all performance due dates, time schedules, and conditions precedent to exercising a right shall be strictly adhered to without delay except where otherwise expressly provided.

ARTICLE 40. AMENDMENT
---------------------

     No amendment, modification, or alteration of the terms hereof shall be binding unless it shall be in writing, dated subsequent to the date hereof, and executed by the parties.

ARTICLE 41. ADDITIONAL PROVISIONS
---------------------------------

     Intentionally deleted.

ARTICLE 42. RULES AND REGULATION
--------------------------------

     Lessee and Lessee's agents, employees, and invitees will comply fully with all requirements of the rules and regulations of the building and related facilities, which are attached hereto as Exhibit C, and made a part hereof as though fully set out herein. Lessor shall at all times have the right to change such rules and regulations or to promulgate other rules and regulations in such manner as may be deemed by Lessor advisable for safety, care, or cleanliness of the building and related facilities or premises, and for preservation of good order therein, all of which rules and regulations, changes and amendments will be forwarded to Lessee in writing and shall be carried out by Lessee.

     Lessee shall further be responsible for the compliance with such rules and regulations by the employees, servants, agents, visitors and invitees of Lessee. The failure of Lessor to enforce any of said rules and regulations against Lessee or any other tenant of the building shall not be deemed to be a waiver of such rules and regulations. Lessor shall not be responsible to Lessee for non-performance by any other tenant or occupant of the building (or their employees, servants, agents, visitors, or invitees) of any said rules and regulations.

ARTICLE 43. FINANCIAL INFORMATION
---------------------------------

     Intentionally deleted.

ARTICLE 44. GUARANTY OF LEASE
-----------------------------

     Intentionally deleted.

ARTICLE 45. RELOCATION OF LESSEE
--------------------------------

     Upon at least 60 days notice to Lessee, Lessor shall have the right to relocate Lessee within the building in lease space which is reasonably suited for Lessee's use. Such relocation shall be made at Lessor's sole expense limited to reasonable moving, improvement, and administrative expense. Rent per square foot shall not be increased if the relocation space is larger. Relocation date shall be contained in the relocation notice referred to above. Lessor shall not be liable to Lessee in connection with such relocation other than for those expenses referred to above.

ARTICLE 46. RELEASE AND INDEMNITY
---------------------------------

     Both parties shall indemnify and hold harmless Lessor and Lessor's partners, venturers, agents, directors, officers, employees, invitees, and contractors, from all claims, losses, costs, damages, or expenses (including but not limited to attorney's fees) resulting or arising or alleged to result or arise from any and all injuries to or death of any person or damage to or loss of any property caused by any act, omission, or neglect of Lessee or Lessor's partners, venturers, directors, officers, employees, agents, invitees, or guests, or any parties contracting with Lessee relating to the Premises, the Land, the Building, or the Complex generally or by any breach, violation or non-performance of any covenant of Lessee or Lessor under this Lease.

ARTICLE 47. TERMINATION BY NOTICE OR CONTINUATION
-------------------------------------------------

     It is hereby mutually agreed that either party hereto may terminate the Lease at the expiration of the original term by delivering to the other party written notice of same no later than ninety (90) days prior to the expiration of the then current term. In the absence of such notice the lease shall automatically continue for an additional period of one (1) year under the same terms and conditions, with the exception that the current annual rent shall be increased by the increase in the Consumer Price Index (CPI). However, in no event shall the increase in annual rent be less than three (3 %) percent.

ARTICLE 48. EXECUTION
---------------------

     The parties having agreed as above, this lease is dated for reference on January 7, 1999.
---------

LESSEE:  EST Corporation, a Massachusetts corporation


/s/ John Baggott
----------------
Name:  John Baggott
Title: Vice President of Finance


1/4/99
------
Date

LESSOR:  Gwynedd Office Park Associates, L.P.
         By:  Bethlehem Pike-Corporation, its General Partner


/s/ Anthony N. Brady
--------------------
Name:   Anthony N. Brady
Title:  President


1/7/99
------
Date

                                  EXHIBIT "A"

                               LEGAL DESCRIPTION
                               -----

768 North Bethlehem Pike, Ambler, Pennsylvania 19002

     ALL THAT CERTAIN lot or piece of ground with the buildings and improvements thereon erected, Situate in the Township of Lower Gwynedd, County of Montgomery and State of Pennsylvania, bounded and described according to a Final Plan Glassman Tract, made by Robert D. Gilmore & Associates, Inc., Consulting Engineers and Land Surveyors, dated January 24, 1979 and last revised March 28, 1979, as follows, to wit:

     BEGINNING at a point on the title line in the bed of Bethlehem Pike (L.R.
153) (ROUTE 309), said point also being a comer of lands now or late of Joseph Egher; thence from said point extending along said lands of Joseph Egher and partly along lands now or late of Stephano Bros. Real Estate, North 74 degrees 59 minutes 30 seconds East, crossing the said Northeasterly side of Bethlehem Pike, 451.94 feet to a point to an iron pipe; thence extending South 15 degrees 00 minutes 30 seconds East 22.30 feet to an iron pipe; thence extending North 63 degrees 46 minutes East 75.45 feet to an iron pipe set in the comer of lands now or late of The Springhouse Estates; thence extending along the same South 15 degrees 00 minutes 30 seconds East 330.04 feet to an iron pipe; thence extending South 67 degrees 28 minutes West 62.03 feet to a point a comer of Lot No. 2; thence extending along same, the three following courses and distances: (1) North 15 degrees 00 minutes 30 seconds West 149.63 feet; (2) South 73 degrees 24 minutes West 213.60 feet, and (3) North 15 degrees 00 minutes 30 seconds West
152. 10 feet to a point; thence extending partly along Lot No. 2 and partly along lands now or late of Charles Dager, South 74 degrees 59 minutes 30 seconds West crossing a Sanitary Sewer Pipe 215.00 feet to a point of curve on the future right of way line of Bethlehem Pike; thence extending through the bed of same, the three following courses and distances: (1) on the arc of a circle curving to the left having a radius of 10.00 feet the arc distance of 15.71 feet to a point; (2) South 74 degrees 59 minutes 30 seconds West 25.88 feet to a point in the title line in the bed of same; and (3) North 15 degrees 00 minutes 30 seconds West 60.00 feet to the first mentioned point and place of beginning.

     BEING Lot "A" as shown on the above mentioned Plan.

     BEING THE SAME premises which F. A. Pierce, Inc., a Pennsylvania Corporation by Indenture dated June 26, 1979 and recorded at Norristown in the Office of the Recorder of Deeds in and for the County of Montgomery in Deed Book Volume 4427 page 326, granted and conveyed unto Montgomery County Industrial Development Authority in fee.

     BEING Parcel Number 39-00-03890-03-1 as set forth in the Montgomery County Board of Assessments Appeals.

                                  EXHIBIT "B"

                                  FLOOR PLAN
                                  ----------

     FLOOR PLAN ATTACHED

                                  EXHIBIT "C"

                             RULES AND REGULATION
                             --------------------

The following rules and regulations shall apply, where applicable, to the premises, the building, the parking lot associated therewith, the land situated beneath the building and the appurtenances thereto:

     1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Lessees or used by any Lessee for any purpose other than ingress and egress to and from the leased premises and for going from one to another part of the building.

     2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by a Lessee or such Lessee's agents, employees or invitees, shall be paid by such Lessee, and Lessor shall not in any case be responsible thereof.

     3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the building except of such color, size and style and such places as shall be first approved in writing by Lessor. No curtains or other window treatments shall be placed between the glass and the building standard window treatments.

     4. Lessor shall provide all locks for doors in each Lessee's Leased Premises, and no Lessee shall place any additional lock or locks on any door in its leased area without Lessor's prior written consent. Two keys to the locks on the doors in Lessee's Leased Premises shall be furnished by Lessor to each Lessee, at the cost of Lessor.

     5. With respect to work being performed by Lessee in any Leased Premises with the approval of Lessor, Lessee will refer all contractors, contractors' representatives and installation technicians rendering any service to them to Lessor for Lessor's supervision, approval and control before the performance of any contractual services. This provision does not apply to all work performed in the building including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment and any other physical portion of the building.

     6. Lessor shall have the power to prescribe the weight and position of safes and other heavy equipment or items, which shall in all cases, to distribute weight, stand on supporting devices approved by Lessor. All damages done to the building by a Lessee's property while in the building, shall be repaired at the expense of such Lessee.

     7. LESSEE SHALL NOTIFY THE BUILDING MANAGER WHEN SAFES OR OTHER HEAVY EQUIPMENT OR FURNITURE ARE TO BE TAKEN IN OR OUT OF THE BUILDING, OR WHEN LESSEE IS MOVING INTO OR OUT OF THE PREMISES. THE MOVING SHALL BE DONE UNDER THE SUPERVISION OF THE BUILDING MANAGER, AFTER PERMISSION FROM LESSOR. PERSONS EMPLOYED TO MOVE SUCH PROPERTY MUST BE ACCEPTABLE TO LESSOR. LESSEE IS RESPONSIBLE FOR ARRANGING PROTECTION OF LOBBY FLOORS AND ELEVATOR WALLS PRIOR TO THE MOVING OPERATION. THE TIME OF DAY FOR SUCH MOVE SHALL NOT CONFLICT WITH TENANT USE.

     8.  Corridor doors, when not in use, shall be kept closed.

     9. Each Lessee shall cooperate with Lessor's employees in keeping its Leased Premises neat and clean. Lessee shall not employ any person for the purpose of such cleaning other than the building's cleaning and maintenance personnel. Lessor shall be in no way responsible to Lessee, its agents, employees, or invitees for any loss of property from the Leased Premises or public areas or for any damages to any property thereon from any cause whatsoever.

     10. To insure orderly operation of the building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any leased area except by persons appointed or approved by Lessor in writing.

     11. Should a Lessee require telegraphic, telephonic, annunciator or other communication service, Lessor will direct the electrician where and how wires are to be introduced and placed, and none shall be introduced or placed except as Lessor shall direct. Electric current shall not be used for power or heating without Lessor's prior written permission.

     12. Lessee shall not make or permit any improper, objectionable or unpleasant noises or odors in the building or otherwise interfere in any way with other Lessees or person having business with them.

     13. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in, on or about any Lessee's leased premises.

     14. No machinery of any kind shall be operated by any Lessee in its leased area without the prior written consent of Lessor, nor shall any Lessee use or keep in the building any inflammable or explosive fluid or substance.

     15. No portion of any Lessee's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

     16. Lessor reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its judgment shall from time to time be needful for the safety, protection, care and cleanliness of the building, the operation thereof, the preservation of good order therein, and the protection, care and cleanliness of the building, the operation thereof, the preservation of good order therein, and the protection and comfort of the Lessee and their agents, employees and invitees, which rules and regulations, when made and written notice thereof is given to and agreed to a Lessee such agreement shall not be unreasonably withheld, shall be binding upon it in like manner as if originally herein prescribed.

     17. Lessor will not be responsible for lost or stolen personal property, including trade fixtures, equipment, money or jewelry from Lessee's leased premises or public or common areas, regardless of whether such loss occurs when the area is locked against entry or not.

     18. No objects visible from the street may be placed on the balconies without prior written consent of Lessor.

     19. Lessee shall not permit any portion of the leased premises to be used for the sale of food, drink, liquor, or tobacco, for a barber or manicure shop, for retail sales to the general public, for an employment bureau, or for auctions or sales of personal property.

     20. Lessee shall be responsible for any damage to carpeting and flooring as a result of rust or corrosion of file cabinets, pot holders, roller chairs, and metal objects.

     21. Lessee employing laborers or others outside of the building shall not have their employees paid in the building.

     22. Lessee shall permit Lessor to grant to anyone the exclusive right to conduct any business or render any service in the building.

     23. Lessee shall not advertise the business, profession, or activities of Lessee in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining thereto or use the name of the building for any purposes other than that of the business address of Lessee or use any picture or likeness of the building or the building name in any letterheads, envelopes, circulars, notices, advertisements, containers, or wrapping material, without Lessor's express consent in writing.

     24. Lessee shall, before leaving the leased premises unattended, close and lock all outside doors and shut off all utilities; damage resulting from failure to do so shall be paid by Lessee.

     25. Lessee shall give Lessor prompt notice of all accidents to or defects in air-conditioning equipment, plumbing, electric facilities or any part or appurtenance of the leased premises,

     26. Lessee, its employees, agents, guests and invitees, in common with Lessor and other Lessees of the building (and their employees, agents, guests and invitees), shall have the right to use the parking area located on the land on which the building is situated; provided however, that Lessee shall not park, and shall prohibit its employees from parking, in areas marked "visitors", "guests" or similar designations. Lessor shall have no obligation to provide any security or lighting with respect to the parking area and use of the parking area by Lessee, its employees, agents, guests and invitees, is solely the responsibility of Lessee. Lessor shall have the right from time to time to increase or decrease the parking areas and the number of parking spaces thereon, to increase, decrease or change the access from the parking areas to the public streets, to reserve spaces or locations within the parking area for specific Lessees (without the obligation to provide reserved spaces for other Lessees) to include within these rules and regulations such additional rules and regulations regarding the use of the parking areas as Lessor deems appropriate, to do such other acts as in Lessor's sole judgment is necessary or appropriate for the operation or maintenance of the parking areas of the building.

                                  EXHIBIT "D"

                     ACKNOWLEDGMENT OF LEASE COMMENCEMENT

     The undersigned parties acknowledge that the following described Lease is in full force and effect and that Lessee has taken possession of the space.

Date of Lease:___________________________________

Lessor:__________________________________________

Address:_________________________________________

Lessee:__________________________________________

Address:_________________________________________

Suite No:________________________________________

Square Feet in N.R.A.:___________________________

Building Address:________________________________

City/State/Zip:__________________________________

Building Legal Description:______________________

________________________________________________________________________________

________________________________________________________________________________

     The undersigned parties further acknowledge that the commencement date, annual anniversary date, and ending date of the initial lease term are as follows:

Commencement Date:_______________________________

Termination Date:________________________________

     Lessor and Lessee hereby agree that: (1) Except for those items shown on the attached "punch list", which Lessor will remedy within a reasonable period of time, Lessor has fully completed any work construction required under the terms of the Lease, (2) The Premises are tenantable, the Lessor has no further obligation for construction (except as attached hereto), and Lessee acknowledges that both the

Building and the Premises are satisfactory in all respects, and that Lessee accepts said Premises as is.

     The undersigned parties further acknowledge that the above described Lease has not been amended or modified and that this acknowledgment may be filed of record by Lessor with the Pennsylvania Secretary of State and/or in the real estate records of the county where the building is located as a financing statement for purposes of recording Lessor's contractual landlord lien rights over Lessee's personal property, leasehold improvements, and fixtures therein and insurance proceeds thereon. Such rights are binding on subsequent owners of the building. All provisions of the above Lease are hereby affirmed and incorporated herein.

LESSEE:                            LESSOR:
(to be signed upon occupancy)      (to be signed upon occupancy)


______________________________     ______________________________________
Printed Name of Lessee             Printed Name of Lessor
(if applicable)                    (if applicable



______________________________     ______________________________________
Signature                          Signature



______________________________     ______________________________________
Printed Name                       Printed Name



______________________________     ______________________________________
Title                              Title



______________________________     ______________________________________
Date Signed                        Date Signed

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DocInfo: BOS1 #1003361 v1

                                      -31-